                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


                              August 22, 1997
                    ---------------------------------
                              Date of Report
                    (Date of Earliest Event Reported)


                               TOPRO, INC.
          ------------------------------------------------------
          (Exact name of Registrant as specified in its charter)


         Colorado                   0-19167           84-1042227
-------------------------------  --------------    -----------------
(State or other jurisdiction of  (Commission       (I.R.S. Employer
incorporation or organization)    File No.)          I. D. Number)


2525 West Evans Avenue, Denver, Colorado                80219
-----------------------------------------             ---------
(Address of principal executive offices)             (zip code)

                              (303) 935-1221
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

A. Topro, Inc. hereby supplements its Prospectus dated March 6, 1997, as follows:

                                  TOPRO, INC.
                     SUPPLEMENT DATED AUGUST 22, 1997 TO
                      THE PROSPECTUS DATED MARCH 6, 1997

    The following information known to Topro, Inc. (the "Company") as of August 15, 1997 updates and supplements the information set forth in the "Selling Shareholders" section of the Company's March 6, 1997 Prospectus.

                           SELLING SHAREHOLDERS

    This Supplement updates the information for each Selling Shareholder named below. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.



                             Shares Beneficially           Number of Shares                 Shares Beneficially
                         Owned Prior to Offering(1)         Offered Hereby                 Owned After Offering (1)
-------------------------------------------------------------------------------------------------------------------
                                                                Shares Underlying Notes,
                                                                   Warrants, Debentures
Name                      Number          Percent    Shares(2)        and Options(3)       Number(4)     Percent
-------------------------------------------------------------------------------------------------------------------
Michael C. Taylor Family
Trust (5)                680,000           6.87%      152,000              528,000             -0-           *
-------------------------------------------------------------------------------------------------------------------
John P. Jenkins          679,642           6.69%      178,571              101,071           400,000         *
-------------------------------------------------------------------------------------------------------------------

________________________
*   Less than 1 percent.

(1) Beneficial ownership is calculated in accordance with Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person of the class, but not deemed outstanding for the purpose of calculating the percentage owned of the class by any other person.

(2) The number of Shares offered hereby consists of outstanding Shares held and offered for the account of the Selling Shareholders.

(3) The number of Shares underlying notes, warrants, debentures and options are those Shares registered for sale upon conversion and exercise of notes, warrants, debentures and options held by Selling Shareholders.

(4) Assumes that all notes, options, debentures and warrants are converted and exercised and all Shares offered hereby are sold by the Selling Shareholders.

(5) Includes warrants to purchase 150,000 shares held of record by Michael C. Taylor and warrants to purchase 150,000 shares held of record by Mr. Taylor's wife, Kathleen Taylor.


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

B. On August 26, 1997 the Company issued a Press Release, which is filed as Exhibit 20.1 hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Not applicable

    (b)  Not applicable

    (c)  Exhibits.  The following exhibit is filed with this Report:

         20.1  Press Release dated August 26, 1997

                                SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Topro, Inc.

Date: August 26, 1997               By: /s/John Jenkins
                                       -------------------------------------
                                       John Jenkins, President and CEO


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